Exhibit 10.12.G

Deed of Variation to Working Capital Facility Agreement

TradeFloor Holdings Pty Ltd ACN 603 342 329 the Borrower

and

Enhanced Investments Pty Ltd ACN 639 583 930 the Lender

Deed of Variation to Working Capital Facility Agreement

DATE: 10th November 2022

PARTIES

TRADEFLOOR HOLDINGS PTY LTD ACN 603 342 329 (“Borrower”);

ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 (“Lender”).

RECITALS

A.	The Lender and the Borrower entered into a Working Capital Facility Agreement dated 15 May 2020 (Agreement) as varied on 14 January 2021, 1 February 2022, 22 March 2022 and 7 July 2022.

B.	The parties hereby agree to amend the Agreement by this deed.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1.	Interpretation

In this Deed, headings are for convenience of reference only and do not affect interpretation.

2.	VARIATION OF AGREEMENT

2.1.	Variations

With effect on and from the date of this Deed, the Agreement is varied on the terms set out in Schedule 1 to this Deed.

2.2.	Confirmation of Agreement

All provisions of the Agreement other than those varied by clause 2.1 remain unchanged and continue in full force.

2.3.	Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of the Agreement, then the provisions of this Deed prevail.

2.4.	No adverse construction

This Deed is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

2.5.	Successors and assigns

This Deed binds and benefits the parties and their respective successors and permitted assigns.

2.6.	Entire Agreement

This Deed constitutes the entire agreement and understanding between the parties to this Deed and supersedes all prior and contemporaneous negotiations and understandings between the parties whether oral or written, expressed or implied.

2.7.	No assignment

A party cannot assign or otherwise transfer the benefit of this Deed without the prior written consent of each other party.

2.8.	No variation

This Deed cannot be amended or varied except in writing signed by the parties.

2.9.	Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Deed.

2.10.	Governing law and jurisdiction

This Deed is governed by and must be construed in accordance with the laws in force in the State of Victoria. The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Deed, its performance or subject matter.

2.11.	Counterparts

If this Deed consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

Executed as a Deed

EXECUTED by TRADEFLOOR HOLDINGS PTY LTD ACN 603 342 329 in accordance with the Corporations Act 2001 by being signed by the following officers:

/s/ Julius Wei
Signature of Julius Wei (sole director)

EXECUTED by ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 in accordance with the Corporations Act 2001 by being signed by the following officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of authorised person

Julius Wei	Eric Gao
Name of director (please print)	Name of authorised person (please print)

Schedule 1 - Variations to the Agreement

1.	Clause 5.2 is varied such that interest on any new Advance are capitalised and payable on the Termination Date (as amended from time to time).

2.	Schedule 1, Item 1 of the Agreement be deleted and replaced entirely with the following:

Schedule 1 – Key Details

Key Details
Item 1	Facility Limit	$ 18,737,535 inclusive of all capitalised interest and fees accrued in accordance with this document.

Advance No.	Advance Date	Principal sum	Accrued interest & fees	Facility Limit	Facility Limit (incl. interest & fees)
1.	Pre-FY22	$2,500,000.00	$330,308	$5,330,307.52	$5,330,307.52
2.	Pre-FY22	$600,000.00
3.	Pre-FY22	$1,112,000.00
4.	Pre-FY22	$788,000.00
5.	Mar 22	$491,227.68	$-	$491,227.68	$5,821,535.20
6.	Apr 22	$2,294,337.67	$148,597.65	$2,442,935.32	$8,264,470.52
7.	Apr 22	$2,626,262.63	$145,919.47	$2,772,182.09	$11,036,652.61
8.	Jun 22	$1,000,000.00	$10,101.01	$1,010,101.01	$12,046,753.62
9.	Jul 22	$1,300,000.00	$61,510.43	$1,361,510.43	$13,408,264.05
10.	Aug 22	$1,750,000.00	$59,131.33	$1,809,131.33	$15,217,395.39
11.	Aug 22	$600,000.00	$19,431.48	$619,431.48	$15,836,826.87
12.	Sep 22	$2,000,000.00	$30,246.58	$2,030,246.58	$17,867,073.44
13.	Oct 22	$860,000.00	$10,461.37	$870,461.37	$18,737,534.81
TOTAL		$17,921,828.0	$815,706.84	$18,737,535